UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 5, 2006

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

          1-11165                                            43-1470322
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   (Commission File Number)                    (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                                        64111
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         (Address of Principal Executive Offices)                     (Zip Code)

                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         Item 7.01.        Regulation FD Disclosure.

         As previously reported, on September 22, 2004, Interstate Bakeries Corporation (the "Company") and each of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On December 5, 2006, the Company filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended October 21, 2006 (the "MOR").

         The Company is required to file the MOR with the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C. The MOR is not audited and will not be subject to audit or review by the Company's external auditors on a stand-alone basis at any time in the future. The MOR does not reflect certain normal quarterly adjustments that are generally reflected upon review of major asset and liability accounts prior to the end of each quarterly filing period. In addition, items included in the results presented in the MOR for the period ended October 21, 2006 may relate to different periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2006 and 2007 Annual Reports on Form 10-K and its fiscal 2006 and 2007 Quarterly Reports on Form 10-Q. The information contained in the MOR is subject to additional qualifications and limitations as described in the Explanatory Notes to the MOR and readers are advised to read and consider such qualifications and limitations carefully. Accordingly, the Company cautions readers not to place undue reliance upon the information contained in the MOR. Readers are also cautioned to refer to the risk factors contained in the Company's Annual Report on Form 10-K for the fiscal year ended May 28, 2005, which addresses risks that could adversely affect our financial condition, results of operations and cash flows. For these reasons, the financial information contained in the report furnished today is not indicative of the Company's financial condition or operating results on a basis consistent with generally accepted accounting principles in the United States.

         As reflected in the MOR, the Company reported net sales of $222.6 million for the four week period ended October 21, 2006, a decrease of 1.5% from the prior four week period ended September 23, 2006. The Company's net loss for the four week period ended October 21, 2006 was $10.1 million, an increase of 34.0% from the prior four week period ended September 23, 2006.

         Also as reflected in the MOR, the Company reported net sales of $1.13 billion for the fiscal year-to-date period ended October 21, 2006. The Company's net loss for the fiscal year-to-date period ended October 21, 2006 was $45.5 million.

         The Company reported cash of $92.1 million as of October 21, 2006. As of October 21, 2006 the Company had not borrowed under its $200 million debtor-in-possession credit facility, which is subject to a borrowing base formula based on its level of eligible accounts receivable, inventory, certain real property and reserves. The credit facility was utilized to support the issuance of letters of credit primarily in support of the Company's insurance programs. As of October 21, 2006, there were $104.9 million of letters of credit outstanding under the debtor-in-possession credit facility, which were partially collateralized by $5,072,318 of restricted cash as shown on the MOR. The amount of the credit facility available for borrowing was $77.8 million as of October 21, 2006. In addition to the borrowing base formula, each borrowing under the debtor-in-possession credit facility is subject to its terms and conditions, including the absence of an event of default thereunder.

         The foregoing description of the MOR is not intended to be complete and is qualified in its entirety by reference to the MOR attached hereto as
Exhibit 99.1 and incorporated by reference herein.

         The information in this Current Report on Form 8-K under the heading
Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

         Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the terms of its DIP financing facility; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of the reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with the Company's restructuring process, including the risks associated with the failure of its PC review and bakery and route consolidations to achieve the desired results; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its business plan; risks associated with inflationary cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the effectiveness of the Company's efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; finalization of our review and, if applicable, the independent audit of our historical financial statements; the Commission's acceptance of the recommendation from the staff of the Division of Enforcement to accept the proposed settlement of the previously announced investigation; the delayed filing with the SEC of the Company's fiscal 2006 Form 10-K and fiscal 2006 and 2007 Forms 10-Q; costs associated with increased contributions to multiple employer or multiemployer pension plans; the impact of any withdrawal liability arising under the Company's multiemployer pension plans as a result of prior actions or current consolidations; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with the Company's recent new product introductions, including the success of such new products in achieving and retaining market share, and the Company's ability to expand existing brands; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

         Item 9.01         Financial Statements and Exhibits.

 (c)     Exhibits

Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended October 21, 2006.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2006                       INTERSTATE BAKERIES
                                              CORPORATION


                                              By: /s/ Ronald B. Hutchison
                                                  ------------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended October 21, 2006.